UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OAK STREET HEALTH, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed by table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Oak Street Health, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Annual Meeting of Stockholders to be held on

April 27, 2023

For Stockholders of record as of March 07, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to register in advance to attend the meeting, go to: www.proxydocs.com/OSH

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/OSH

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, including the Proxy Statement and Annual Report on Form 10-K, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before April 17, 2023.

To order a paper or email copy of the proxy materials, use one of the following methods.

INTERNET www.investorelections.com/OSH	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

Oak Street Health, Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, April 27, 2023
Time:	8:30 AM, Central Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/OSH for more details.

You must register in advance to attend the meeting online.

SEE REVERSE FOR FULL AGENDA

Oak Street Health, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING NOMINEES AND FOR PROPOSALS 2 AND 3.

PROPOSAL

1.	To elect four nominees to serve as directors, as recommended by the Nominating and Corporate Governance Committee of our Board of Directors.

1.01 Dr. Regina Benjamin

1.02 Cheryl Dorsey

1.03 Julie Klapstein

1.04 Geoffrey Price

2.	To ratify the appointment of Ernst & Young LLP as Oak Street Health, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.

3.	To approve, by an advisory vote, the compensation of Oak Street Health, Inc.’s named executive officers, as disclosed in the proxy statement.

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.